Goldman Sachs Central Government Fund Annual Fund Operating Expenses - Institutional Shares [Member] - Goldman Sachs Central Government Fund	Nov. 30, 2025
Prospectus [Line Items]
Fee Waiver or Reimbursement over Assets, Date of Termination	April 19, 2027
Institutional Shares
Prospectus [Line Items]
Management Fees (as a percentage of Assets)	0.00%	[1]
Other Expenses (as a percentage of Assets):	0.03%	[2]
Expenses (as a percentage of Assets)	0.03%
Fee Waiver or Reimbursement	(0.03%)	[3]
Net Expenses (as a percentage of Assets)	0.00%

[1]	The Fund does not pay a management fee to the Investment Adviser under the Management Agreement between Goldman Sachs Trust and the Investment Adviser. However, the Fund is used exclusively to implement liquidity investment strategies for other Goldman Sachs Funds and separately managed account clients of the Investment Adviser.
[2]	The Fund’s “Other Expenses” have been estimated to reflect expenses expected to be incurred during the first fiscal year.
[3]	The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.004% of the Fund’s average daily net assets. Additionally, Goldman Sachs & Co. LLC (“Goldman Sachs”), the Fund’s transfer agent, has agreed to waive a portion of its transfer agency fee (a component of “Other Expenses”) equal to 0.01% as an annual percentage rate of the average daily net assets. These arrangements will remain in effect through at least April 19, 2027, and prior to such date the Investment Adviser and Goldman Sachs (as applicable) may not terminate the arrangements without the approval of the Board of Trustees.